LONG-TERM INVESTMENTS	12 Months Ended
Dec. 31, 2012
LONG-TERM INVESTMENTS [Abstract]
LONG-TERM INVESTMENTS
10.	LONG-TERM INVESTMENTS

(a)	In January 2008, the Company acquired 9.87% equity interest of HiU! Media, a company providing residential community advertising network and marketing solutions in China, for $1.5 million of cash. As the Company had no significant influence over HiU! Media, this investment was accounted for using the cost method.

Since the completion of this investment, HiU! Media has been in a continuous loss-making position and has failed to create the type of profit-generating business that was contemplated at the time of the Company's investment. As a result, the Company recorded a full impairment loss in the year ended December 31, 2009 since it does not expect any positive cash flows from the investment in HiU! Media in the future and has no intention to hold this investment for recovery.

(b)	In July 2008, the Company acquired 19.9% equity interest in Xin Chuang Hang Yuan Technology Co. Ltd. ("XCHY"), a company providing discount e-coupons on mobile phones and Internet in China, for $1,464,118 of cash. As the Company had no significant influence over XCHY, this investment was accounted for using the cost method.

Since the completion of this investment, XCHY has been in a continuous loss-making position and the Company was unable to create any value-generating synergies with XCHY for its wireless internet services as expected at the time of the Company's investment. As a result, the Company recorded a full impairment loss of $1.5 million in the year ended December 31, 2010 since it does not expect any positive cash flows from the investment in XCHY in the future and has no intention to hold this investment for recovery.

(c)	In February 2012, the Company acquired certain preferred shares in U4iA Games Incorporated ("U4iA"), a developer and publisher of a free-to-play, console-quality, browser-based first person shooter game for $2 million in cash. The holder of such preferred shares is entitled to the number of votes equal to the number of share of common stock into which the preferred shares could be converted. The acquired preferred shares would entitle the Company approximately 2.4% of the total voting rights as of the acquisition date if all related shares were converted. As the Company had no significant influence over U4iA, this investment was accounted for using the cost method.

(d)	In October 2012, the Company acquired certain preferred shares in Meteor Entertainment Inc., ("Meteor"), a developer and publisher of a free-to-play first person shooter game for $2 million in cash. The holder of such preferred shares is entitled to the number of share of common stock into which the preferred shares could be converted. The acquired preferred shares would entitle the Company approximately 2.5% of the total voting rights as of the acquisition date if all related shares were converted. As the Company had no significant influence over Meteor, this investment was accounted for using the cost method.